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                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT


Texas Utilities Company:

We consent to the incorporation by reference in Registration Statement No.33-59575 on Form S-8 of our report dated September 6, 1996, appearing in this Annual Report on Form 11-K of the Deferred Compensation Plan for Outside Directors of Texas Utilities Company for the year ended June 30, 1996.





/s/ Deloitte & Touche LLP
- -------------------------

Dallas, Texas
September 6, 1996